UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2016

WESTERN REFINING LOGISTICS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive office) (Zip Code)

(915) 534-1400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 20, 2016, Western Refining Logistics, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Form 8-K”) to report a transaction among the Partnership, Western Refining Logistics GP, LLC, the general partner of the Partnership, Western Refining, Inc. (“Western”), and St. Paul Park Refining Co. LLC, a wholly owned subsidiary of Northern Tier Energy LLC and indirect wholly owned subsidiary of Western. The Form 8-K is hereby being amended by adding Item 9.01 thereto to file the financial statements and information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited combined financial statements of St. Paul Park Logistics as of and for the years ended December 31, 2015 and 2014 and unaudited combined financial statements of St. Paul Park Logistics as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial statements of Western Refining Logistics, LP as of and for the six months ended June 30, 2016, the years ended December 31, 2015, 2014 and 2013, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP of the audited combined financial statements of St. Paul Park Logistics as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014.

99.1	Audited combined financial statements of St. Paul Park Logistics as of and for the years ended December 31, 2015 and 2014 and unaudited combined financial statements of St. Paul Park Logistics as of June 30, 2016 and for the six months ended June 30, 2016 and 2015.

99.2	Unaudited pro forma condensed consolidated financial statements of Western Refining Logistics, LP as of and for the six months ended June 30, 2016, the years ended December 31, 2015, 2014 and 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By: Western Refining Logistics GP, LLC, its general partner

Dated: October 14, 2016	By:	/s/ Karen B. Davis
	Name:	Karen B. Davis
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP of the audited combined financial statements of St. Paul Park Logistics as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014.

99.1	Audited combined financial statements of St. Paul Park Logistics as of and for the years ended December 31, 2015 and 2014 and unaudited combined financial statements of St. Paul Park Logistics as of June 30, 2016 and for the six months ended June 30, 2016 and 2015.

99.2	Unaudited pro forma condensed consolidated financial statements of Western Refining Logistics, LP as of and for the six months ended June 30, 2016, the years ended December 31, 2015, 2014 and 2013.